EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 4, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus of the EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. The purpose of this Supplement is to provide you with information about changes to the Advisers of certain Portfolios of the Trust.

EQ/International Core PLUS Portfolio

Effective December 1, 2008, Hirayama Investments, LLC (“Hirayama”) will serve as an additional subadviser to the Active Allocated Portion of the EQ International Core PLUS Portfolio (“Portfolio”). Hirayama is an affiliate of Wentworth Hauser and Violich, Inc., another adviser to the Active Allocated Portion of the Portfolio.

With respect to the Portfolio, the information in the table under the heading “Who Manages the Portfolio” related to Wentworth is replaced with the following information.

Wentworth Hauser and Violich, Inc. (“Wentworth”) and its affiliate Hirayama Investments, LLC, each located at 301 Battery Street, Suite 400, San Francisco, CA 94111, manage the Active Allocated Portion of the Portfolio. Wentworth has been providing investment advisory services since 1937. As of December 31, 2007, Wentworth had approximately $14.6 billion in assets under management. Hirayama will provide subadvisory services to Wentworth with respect to certain clients utilizing Wentworth’s international strategies.

Richard K. Hirayama and Laura A. Stankard are responsible for the day-to-day management of the Active Allocated Portion.

Richard K. Hirayama, Senior Vice President and Managing Director, Portfolio Manager and Security Analyst joined Wentworth in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the Managing Member of Hirayama Investments, LLC and has had portfolio responsibilities since its inception in 2008.

Laura A. Stankard, Vice President and International Security Analyst, joined Wentworth in 1998. She joined the International Equity Team as an International Security Analyst in 2001. She currently analyzes global economic sectors, industries and companies.